Swap Schedule

SCHEDULE

to the

Master Agreement

dated as of June 7, 2006

between

CREDIT SUISSE INTERNATIONAL	and	THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT FOR SAXON ASSET SECURITIES TRUST 2006-2
_______________________________________ ("Party A")		_________________________________________ ("Party B")

Part 1

Termination Provisions.

(a)

"Specified Entity" means in relation to Party A for the purpose of:

Section 5(a)(v),

Not Applicable

Section 5(a)(vi),

Not Applicable

Section 5(a)(vii),

Not Applicable

Section 5(b)(iv),

Not Applicable

and in relation to Party B for the purpose of:

Section 5(a)(v),

Not Applicable

Section 5(a)(vi),

Not Applicable

Section 5(a)(vii),

Not Applicable

Section 5(b)(iv),

Not Applicable

(b)

"Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)

Certain Events of Default.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.

Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.

Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B, unless Party A has posted collateral under the Credit Support Annex, in which case it will apply to Party B.

Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.

Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that clause (2) thereof shall not apply to Party B.

Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

(d)

Termination Events.  The following Termination Events will apply to the parties as specified below:

Section 5(b)(i) (Illegality) will apply to Party A and Party B.

Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.

Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B.

Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e)

The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(g)

"Termination Currency" means United States Dollars.

(h)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

(i)

Party A fails to comply with the Downgrade Provisions as set forth in Part 5(b).  For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Part 1(h)(i).

(ii)

The Pooling and Servicing Agreement dated as of May 1, 2006, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage Services, Inc. as Servicer, Saxon Mortgage, Inc. as Master Servicer and Party B as the trustee, as amended from time to time as amended and supplemented from time to time (the PSA or the Pooling and Servicing Agreement) or other transaction document is amended or modified without the prior written consent of Party A, where such consent is required under the terms of the PSA.

(iii)

The termination of the Trust pursuant to Article 9  of the PSA.

(iv)

If (A) Saxon Asset Securities Company, as depositor (the “Depositor”), still has a reporting obligation with respect to this Transaction pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (B) Party A has not, within 30 days after receipt of a Swap Disclosure Request (as defined below), complied with the provisions set forth in Section 5 (v) (4) below (provided that if the significance percentage increases to 10% or 20% (as the case may be) after a Swap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in Section 5 (v) (4) below within 10 days of Party A being informed of the significance percentage reaching 10% or 20%), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

Part 2

Tax Representations.

(a)

Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

(i)

Party A makes the following representation to Party B:

(A)

Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

(B)

Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

(C)

Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

(D)

Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

(ii)

Party B makes the representations  to Party A:.

The beneficial owner of payments made  to Party b is a "United States Person" within the meaning of the applicable U.S. Treasury Regulations.

Part 3

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)

Tax forms, documents or certificates to be delivered are:— None

(b) Other documents to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B

Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding on account of any tax, or with such deduction or withholding at a reduced rate.

(i) Before the first Payment Date under this Agreement, such form to be updated at the beginning of each succeeding three-calendar-year period after the first payment date under this Agreement, (ii) promptly upon reasonable demand by the other party and (iii) promptly upon learning that any such Form previously provided has become obsolete or incorrect.

No
Party A and Party B

Certified copy of the board of directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to this Agreement and each Credit Support Document (if any) signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Concurrently with the execution and delivery of this Agreement.	Yes
Party A and Party B

Incumbency certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute this Agreement which sets forth the specimen signatures of each signatory to this Agreement, each Confirmation and each Credit Support Document (if any) signing on its behalf.

		Concurrently with the execution and delivery of this Agreement unless previously delivered and still in full force and effect.	Yes
Party A and B

An opinion of counsel to such party (or, in the case of Party B, counsel to the Trustee) as to the enforceability of this Agreement that is reasonably satisfactory in form and substance to the other party.

		Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No
Party B	Such other information in connection with the Certificates or the PSA in the possession of Party B as Party A may reasonably request.	Upon request	No
Party B	An executed copy of the PSA.	Within 30 days after the date of this Agreement.	Yes

Part 4.

Miscellaneous.

(a)

Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

(1)

Address for notices or communications to Party A (other than by facsimile):-

Address:

One Cabot Square

Attention:

(1)

Head of Credit Risk Management;

London E14 4QJ

(2)

Managing Director -

England

Operations Department;

(3)

Managing Director - Legal Department

Telex No.:

264521

Answerback:

CSI G

(For all purposes.)

(2)

For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

Facsimile No.:

44 20 7888 2686

Attention:

Managing Director - Legal Department

Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028

Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

Party B:

Address for notices or communications to Party B:

Deutsche Bank National Trust Company

1761 East Saint Andrew Place

Santa Ana, California 92705

Attention: SX0602

Telephone No.: (714) 2476000

Facsimile No. (714) 2476329

(b)

Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent:

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010

Attention:

General Counsel

Legal and Compliance Department

Party B appoints as its Process Agent:  Not applicable.

(c)

Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is Party A.

(f)

Credit Support Document. Credit Support Document means:-

With respect to Party A:  The Credit Support Annex.

With respect to Party B:  The Credit Support Annex.

(g)

Credit Support Provider.

Credit Support Provider means in relation to Party A:  Not applicable.

Credit Support Provider means in relation to Party B:  Not applicable.

(h)

Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligation Law Sections 5-1401 and 5-1402).

(i)

Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

(j)

"Affiliate."  Each of Party A and Party B shall be deemed to have no Affiliates.

Part 5.

Other Provisions.

(a)

Definitions.

Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the PSA.  In the event of any inconsistency between the terms of this Agreement and the terms of the PSA, this Agreement will govern.

(b)

Downgrade Provisions.

(1)

It shall be a collateralization event (Collateralization Event) if:

(A) (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "A1" by Moody's Investors Service, Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) and (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade),

(B) no short-term rating is available from Moody’s and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade),

(C) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated below "A-1" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or (ii) if Party A does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "A+" by S&P, or

(D) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "A" by Fitch, Inc. (Fitch), or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated below "F-1" by Fitch.

During any period in which a Collateralization Event is occurring, Party A shall, at its own expense and within thirty (30) calendar days of such Collateralization Event, either (i) post collateral according to the terms of the 1994 ISDA Credit Support Annex to this Schedule, including Paragraph 13 thereof (the Credit Support Annex), (ii) furnish a guarantee of Party A's obligations under this Agreement that is subject to the satisfaction of the S&P Ratings Condition from a guarantor that satisfies the Hedge Counterparty Ratings Requirement (as defined herein), or (iii) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (a) is reasonably acceptable to Party B, (b) satisfies the Hedge Counterparty Ratings Requirement and (c) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable, provided further, that satisfaction of the S&P Ratings Condition shall be required for any transfer of any Transactions under this clause (iii) unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute counterparty without modification of its terms, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto).  To the extent that Party A elects or is required to post collateral pursuant to this Part 5(b)(1), Party A shall deliver to each Rating Agency within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion acceptable to S&P as to the enforceability of the Credit Support Annex and which confirms that, notwithstanding the commencement of a case under the Bankruptcy Code with respect to Party A, the collateral will (a) be available to meet swap obligations notwithstanding the automatic stay and (b) if delivered pre-bankruptcy, will not be subject to recovery as preferences or constructive fraudulent conveyances, in each case subject to standard qualifications and assumptions.

Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the substitute counterparty are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the substitute counterparty are rated at least "A+" by S&P, (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "A1" by Moody’s (and if rated "A1" by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such substitute counterparty are rated at least "P-1" by Moody’s (and if rated "P-1" by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty does not have a short-term debt rating from Moody’s, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "Aa3" by Moody’s (and if rated "Aa3" by Moody’s, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "A" by Fitch or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such substitute counterparty are rated at least "F1" by Fitch.  For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

S&P Ratings Condition shall mean prior written confirmation from S&P that a proposed action will not cause the downgrade or withdrawal of the then current ratings of any outstanding Offered Certificates.

Rating Agency shall mean each of S&P, Moody's, Fitch and Dominion Bond Rating Service, Inc.

(2)

It shall be a ratings event (Ratings Event) if at any time after the date hereof Party A shall fail to satisfy the Hedge Counterparty Ratings Threshold.  Hedge Counterparty Ratings Threshold shall mean (A) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "BBB-" by S&P, (B) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "A3" by Moody’s (or "A2 if Party A does not have a short term rating for Moody's) (and such rating is not on watch for possible downgrade) and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated at least "P-2" by Moody’s (and such rating is not on watch for possible downgrade), and (C) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "BBB+" by Fitch, or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated at least "F-2" by Fitch.

(3)

Following a Ratings Event, Party A shall take the following actions:

(a)

Party A, at its sole expense, shall (i) commence actively to seek to obtain a substitute counterparty and, in the case of a Ratings Event pursuant to subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold" or if at any time after the date hereof S&P withdraws all of Party A's ratings and no longer rates Party A, Party A shall within 10 Business Days, subject to extension upon S&P Ratings Condition, of the Ratings Event obtain a substitute counterparty (and provide written notice to each Rating Agency with respect thereto), that (A) satisfies the Hedge Counterparty Ratings Requirement and (B) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable; provided further that satisfaction of the S&P Ratings Condition shall be required within such 10 Business Days or longer period, as applicable, for any transfer of any Transaction under this clause (a)(i) unless such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms by such counterparty, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto) and (ii) be required to post collateral as set forth in (b) below;

(b)

in the case of a Ratings Event pursuant to subparagraph (B) or (C) of the definition of "Hedge Counterparty Ratings Threshold", if Party A has not obtained a substitute counterparty as set forth in (3)(a) above within 30 days of the Ratings Event, then Party A shall continue to seek a substitute counterparty and, on or prior to the expiration of such period, post collateral according to the terms of the Credit Support Annex.  Notwithstanding anything contained herein to the contrary, if Party A is required to transfer its rights and obligations under this Agreement pursuant to this Part 5(b)(3) as a result of a rating issued by S&P, Party A shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of the Credit Support Annex or (ii) an agreement with Party B providing for the posting of collateral, which agreement shall be subject to Rating Agency Approval and will require Party A to post the required collateral.

Rating Agency Approval shall mean prior written confirmation from S&P, Moody's and Fitch that such amendment will not cause them to downgrade or withdraw its then-current ratings of any outstanding Offered Certificates.

(c)

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(vi) Eligible Contract Participant. It is an "eligible contract participant" as defined in section 1a(12) of the U.S. Commodity Exchange Act.

(vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(viii) Relationship between Party A and Party B. Subject as provided in Part 5(g), each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)

Principal. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

(2)

Non-Reliance. It is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(3)

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(4)

Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d)

Section 4 is hereby amended by adding the following new agreement:

(f) Actions Affecting Representations. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and, if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A.

(e)

Section 1(c).  For purposes of Section 1(c) of the Agreement, the Transaction with External ID: 53125242N shall be the sole Transaction under the Agreement.

(f)

Transfer.  Section 7 is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii), provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person that is an office, branch or affiliate of Party A (any such Person, office, branch or affiliate, a Transferee) on at least five Business Days’ prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax; (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer.  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.  Notwithstanding the foregoing, no such transfer shall be made unless the transferring party obtains a written acknowledgment from each of the Rating Agencies that, notwithstanding such transfer, the then-current ratings of the Offered Certificates will not be reduced or withdrawn, provided, however, that this provision shall not apply to any transfer that is made pursuant to the provisions of Part 5(b) of this Agreement.

Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

In addition, Party A may transfer this Agreement without the prior written consent of the Trustee on behalf of Party B but with prior written notice to S&P, to an Affiliate of Party A that satisfies the Hedge Counterparty Rating Requirements or that has furnished a guarantee, subject to S&P Ratings Condition, of the obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Rating Requirements; provided that satisfaction of the S&P Ratings Condition will be required unless such transfer is in connection with the assignment and assumption of this Agreement by such an Affiliate without modification of its terms, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of such an Affiliate the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto).

(g)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank National Trust Company  (the Trustee) not individually or personally but solely as trustee of Party B, in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only Party B,  (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents as to all of which recourse shall be had solely to the assets of Party B in accordance with the terms of the PSA.

(h)

Party B Representations.  Party B represents that:

(i)

Status.  The Trustee is trustee of Party B whose appointment is valid and effective both under the laws of the State of New York and under the PSA, and the Trustee has the power to own assets in its capacity as trustee of Party B.

(ii)

Powers. In its capacity as trustee of Party B, the Trustee has power under the PSA to execute this Agreement and any other documentation relating to this Agreement that the Trustee is executing and delivering on behalf of Party B, to deliver this Agreement and any other documentation relating to this Agreement that it is required to execute and deliver and to perform the obligations (on behalf of Party B) under this Agreement and any obligations (on behalf of Party B) under any Credit Support Document to which Party B is party and has taken all necessary action to authorize such execution, delivery and performance;

(iii)

No violation or conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to the Trustee or Party B, any provision of the PSA, any order or judgment of any court or other agency of government applicable to the Trustee, Party B or any assets of Party B, or any contractual restriction binding on or affecting the Trustee, Party B or any assets of Party B;

(iv)

Consents. All governmental and other consents that are required have been obtained by Party B with respect to this Agreement or any Credit Support Document to which Party B is party have been obtained and are in full force and effect and all conditions of such consents have been complied with; and

(v)

Obligations binding. The obligation of Party B under this Agreement and any Credit Support Document to which Party B is party constitute legal, valid and binding obligations of Party B, enforceable against Party B in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or law)) and no circumstances are known to Party B or the Trustee which would or might prevent the Trustee from having recourse to the assets of Party B for the purposes of meeting such obligations.

(i)

Proceedings.  Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect, following indefeasible payment in full of the Certificates.  Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, (ii) from commencing against Party B or any of the Mortgage Loans any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding or (iii) from taking any action (not otherwise mentioned in this paragraph) which will prevent an impairment of any right afforded to it under the PSA as a third party beneficiary.

(j)

Change of Account.  Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

"to another account in the same legal and tax jurisdiction as the original account"

(k)

Pooling and Servicing Agreement.

Party B will provide at least ten days’ prior written notice to Party A of any proposed amendment or modification to the PSA and Party B will obtain the prior written consent of Party A to any such amendment or modification, where such consent is required under the terms of the PSA.

(l)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement.  The provisions for set-off set forth in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(m)

Notice of Certain Events or Circumstances.  Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(n)

Regarding Party A.  To the actual knowledge of the Trustee, without any independent obligation of inquiry or investigation, Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Offered Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Offered Certificates, the PSA, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Offered Certificates (other than information provided by Party A under "Supplemental Interest Trust- Certain Information Concerning the Counterparty" in the preliminary Prospectus Supplement, dated May 26, 2006, in the Prospectus Supplement, dated June 2, 2006 with respect to the Offered Certificates); (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(o)

Rating Agency Approval on Amendment.  In addition to the requirements of Section 9, this Agreement will not be amended unless Party B shall have received Rating Agency Approval.

(p)

Limited Recourse Non-petition.  The liability of Party B in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the PSA.  Upon application of all of the assets in the Trust (and proceeds thereon) in accordance with the PSA, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. Party A hereby agrees that, notwithstanding any provision of this agreement to the contrary, Party B's obligations to pay any amounts owing under Section 6(e) of this Agreement where Party A is either the Defaulting Party or the sole Affected Party shall be subject to the payment priority described at Article 4 of the PSA and Party A's right to receive payment of such amounts shall be subject to the payment priority described at Article 4 of the PSA.

(q)

Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(r)

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.  Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(s)

Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(t)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(u)

Section 5(a)(iii)(1) of this Agreement is hereby deleted and replaced with the following:

"(1) The occurrence of an Event of Default under any Credit Support Document if such Event of Default is continuing after any applicable grace period has elapsed;"

(v)

Compliance with Regulation AB

1)

Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under the 1934 Act, the Depositor is required under Regulation AB under the Securities Act of 1933, as amended, and the 1934 Act, as amended (“Regulation AB”), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement (as such term is used in Regulation AB) and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

2)

Subject to the provisions of subsection 3) below, and so long as there are reporting obligations with respect to this Transaction under the 1934 Act, if the Depositor determines, reasonably and in good faith, in its sole discretion, that the significance percentage of this Agreement has increased to 9 percent, then the Depositor may request on such date of determination from Party A the same information set forth in Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact  increased to 10 percent (such request, a “Swap Disclosure Request” and such requested information, subject to the last sentence of this paragraph, is the “Swap Financial Disclosure”).  Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the Swap Disclosure Request, provided that such determination of the significance percentage shall be in the Depositor’s sole discretion, exercised reasonably and in good faith.  The parties hereto further agree that the Swap Financial Disclosure provided to meet a Swap Disclosure Request under this subsection 2) may be, solely at Party A’s option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

3)

So long as there are reporting obligations with respect to this Transaction under the 1934 Act, if the Depositor determines, reasonably and in good faith, in its sole discretion, that the significance percentage of this Agreement has increased to 19 percent, then the Depositor may make a Swap Disclosure Request to Party A on such date of determination for Swap Financial Disclosure that would have been required if the significance percentage had in fact increased to 20 percent (and, accordingly, consists of the information set forth in Item 1115(b)(2) of Regulation AB).  Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the Swap Disclosure Request, provided that such determination of the significance percentage shall be in the Depositor’s sole discretion, exercised reasonably and in good faith.

4)

Upon the occurrence of a Swap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the Swap Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Swap Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A’s obligations under this Agreement from an affiliate of Party A that is able to provide the Swap Financial Disclosure, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

The parties agree that the Depositor and Saxon Mortgage, Inc., in its capacity as sponsor, are third-party beneficiaries to Party A’s undertakings under this paragraph.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

CREDIT SUISSE INTERNATIONAL	THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT FOR SAXON ASSET SECURITIES TRUST 2006-2

("Party A")	("Party B")

By: /s/ Vittorio Scluloja Name: Vittorio Scluloja Title: Authorized Signatory	By Deutsche Bank National Trust Company , not in its individual capacity, but solely in its capacity as trustee of Party B
By: /s/ Barry Dixon Name:Barry Dixon Title: Authorized Signatory	By: /s/ Karlene Benvenuto Name: Karlene Benvenuto Title: Authorized Signer

Elections and Variables

to the ISDA Credit Support Annex

dated as of June 7, 2006

between

Credit Suisse International	and The Supplemental Interest Trust Created under The Pooling And Servicing Agreement for Saxon Asset Securities Trust 2006-2
("Party A")	("Party B")

Paragraph 13.

(a)

Security Interest for "Obligations".

The term "Obligations" as used in this Annex includes the following additional obligations:

With respect to Party A:

None.

With respect to Party B:

None.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)  "Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party" shall be deleted and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a".  Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

(B) "Return Amount" has the meaning specified in Paragraph 3(b).

(C)

"Credit Support Amount" for a Valuation Date shall mean one of the following depending on whether or not the specified events have occurred on such Valuation Date:-

(i)

if a Collateralization Event has not occurred, or has occurred but is not continuing, "Credit Support Amount" shall mean zero (0);

(ii)

if a Ratings Event has occurred and is continuing or a Collateralization Event has occurred other than pursuant to Part 5(b)(1)(C) and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (a) the Secured Party's Exposure and (b) an amount equal to the Floating Amount payable by Party A pursuant to the Transaction in respect of the first Floating Rate Payer Payment Date scheduled to occur on or after the date on which the Delivery Amount as a result of such Collateralization Event is due;

(iii)

if a Collateralization Event has occurred pursuant to Part 5(b)(1)(C) and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (a) the sum of (i) Party B's Exposure and (ii) the Notional Volatility Buffer and (b) zero.  "Notional Volatility Buffer", as determined by the Valuation Agent for any date, means the product of (i) the Notional Amount of the Transaction on such date, (ii) the Payment Factor, and (iii) the Volatility Buffer Percentage for such date as set out in the table below on such date,

Party A S&P Rating on such date	Volatility Buffer Percentage

S&P S-T Rating of A-1 or above	0.00%
S&P S-T Rating of A-2	3.25%
S&P S-T Rating of A-3	4.00%
S&P L-T Rating of BB+ or lower	4.50%

L-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Person.

S-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Person.

Payment Factor means 1.

(ii)

Eligible Collateral.  On any date, the following items will qualify as "Eligible Collateral" for  Party A:

Valuation

Percentage

(A)

Cash

100%

(B)

negotiable debt obligations issued

98.0%

after 18 July 1984 by the U.S. Treasury Department

having a residual maturity on such date

of less than 1 year

(C)

coupon-bearing negotiable debt obligations issued

93.8%

after 18 July 1984 by the U.S. Treasury Department

having a residual maturity on such date

equal to or greater than

1 year but less than 5 years

(D)

coupon-bearing negotiable debt obligations issued

90.3%

after 18 July 1984 by the U.S. Treasury Department

having a residual maturity on such date

equal to or greater than 5 years but less

than 10 years

(iii)

Other Eligible Support.  None.

(iv)

Thresholds.

(A)

"Independent Amount" means with respect to Party A:  Not applicable.

"Independent Amount" means with respect to Party B:  Not applicable.

(B)

"Threshold" means with respect to Party A and Party B:  Not applicable.

(C)

"Minimum Transfer Amount" means with respect to Party A: $50,000.

"Minimum Transfer Amount" means with respect to Party B:  Not applicable.

(D)

Rounding  The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of $1,000, provided that this "Rounding" provision shall not apply in respect of any Return Amount payable in respect of any date on which Party B's Exposure is less than or equal to zero.

(v)

For the avoidance of doubt, for the purposes of this Agreement, the Secured Party is Party B and the Pledgor is Party A.

(c)

Valuation and Timing.

(i)

"Valuation Agent" means Party A.  Calculations by Party A will be made by reference to commonly accepted market sources.

(ii)

"Valuation Date" means,

(A)

in the event that (1) no Collateralization Event has occurred, or has occurred but is not continuing, (2) a Collateralization Event has occurred other than pursuant to Part 5(b)(1)(C) and is continuing, or (3) two or more Collateralization Events have occurred pursuant to Part 5(b)(1)(C) and any other subparagraph of Part 5(b)(1) and are continuing, each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or a Return Amount; and

(B)

in the event that a Collateralization Event has occurred solely pursuant to Part 5(b)(1)(C) and is continuing, or a Ratings Event has occurred and Party A has not obtained a substitute counterparty as set forth in Part 5(b)(3) the last Local Business Day of each calendar week.

(iii)

"Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

"Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)

Conditions Precedent and Secured Party's Rights and Remedies.

No events shall constitute a "Specified Condition".

(e)

Substitution.

(i)

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days' notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)

Dispute Resolution.

(i)

"Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

(A)

with respect to any Cash; the amount thereof; and

(B)

with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

(iii)

Alternative.  The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians:

The Trustee (as defined in the PSA) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B.  Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii).

(h)

Distributions and Interest Amount.

(i)

Interest Rate.  The "Interest Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).

There are no additional representations by either party.

(j)

Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

(i)  shall be given to or made at the following addresses:

If to Party A:

Address:

One Cabot Square

London E14 4QJ

England

Telephone:

44 20 7888 3083

Facsimile:

44 20 7883 7987

Attention:

Collateral Management Unit

If to Party B:

As set forth in Part 4(a) of the Schedule;

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph)  to the other party;

(ii)

shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)

Address for Transfers.

Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

Party B:

Name: Deutsche Bank National Trust Company

ABA#: 021001033

Account #: 01419663

Account Name: NYLTD FUNDS CONTROL/STARS WEST

REF.: SX0602-Swap Payment

(l)

Other Provisions.

(i)

Additional Definitions

As used in this Annex:

"Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree);

(ii)

Transfer Timing

(a) Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph:

"Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

(b)

Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

(iii)

Events of Default

Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

"For the purposes of Section 5(a)(i) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after the notice of that failure is given to that party".

.

(iv)

Return of Fungible Securities

In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

(v)

Covenants of the Pledgor

So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

(vi)

No Counterclaim

A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

(vii)

Holding Collateral

The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian

(viii)

Security and Performance

Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

(ix)

Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

(x)

External Verification of Mark-to-Market Valuations.

Every month after a Collateralization Event has occurred pursuant to Part 5(b)(1)(C) and is continuing, then, unless otherwise agreed in writing with S&P, Party A will verify its determination of Exposure of the Transaction on the next Valuation Date by seeking quotations from two (2) Reference Market-makers for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the highest quotation for a Reference Market-maker, if applicable, for the next Valuation Date; provided, that this Paragraph 13(l)(x) shall only apply to the extent that the  Offered Certificates outstanding at such time (as defined in the PSA) are rated higher by S&P than the S&P L-T Rating of Party A; and provided further, that Party A shall not seek verification of its determination of Exposure as described above from the same Reference Market-maker more than four times in any twelve-month period.

CREDIT SUISSE INTERNATIONAL	THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT FOR SAXON ASSET SECURITIES TRUST 2006-2
("Party A")	("Party B")
By: /s/ Vittorio Scluloja Name: Vittorio Scluloja Title: Authorized Signatory	By Deutsche Bank National Trust Company (not in its individual capacity but solely in its capacity as trustee of Party B)
By: /s/ Barry Dixon Name: Barry Dixon Title: Authorized Signatory	By: /s/ Karlene Benvenuto Name: Karlene Benvenuto Title: Authorized Signer

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the Transaction").  This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means Saxon Mortgage, Inc.

1.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 ISDA Definitions.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation, together with all other documents (each a "Confirmation") referring to the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and United States Dollars as the Termination Currency) on the Trade Date of the first such Transaction between us.  In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

USD 962,246,838.28 subject to amortization as set out in the Additional Terms attached hereto

Trade Date:

23 May 2006

Effective Date:

25 August 2006

Termination Date:

25 May 2010, subject to adjustment in accordance with the Following Business Day Convention

Floating Amounts

Floating Rate Payer:

CSIN

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month commencing on 25 September 2006 subject to adjustments in accordance with Following Business Day Convention

Floating Rate Payer

Payment Dates:

One Business Day prior to each Floating Rate Payer Period End Date

Floating Rate Payer

Initial Calculation Period

From and including 25 August 2006 up to but excluding the Floating Rate Payer Period End Date scheduled to occur in  September 2006.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 month

Spread:

Inapplicable

Floating Rate

Day Count Fraction:

Actual/360

Reset Dates:

One  London Banking Day prior to the first day of each Floating Rate Payer Calculation Period

Compounding:

Inapplicable

Fixed Amounts:

Fixed Rate  Payer:

Counterparty

Fixed Rate  Payer

Period End Dates:

The 25th calendar day of each month commencing on 25 September 2006, subject to adjustments in accordance with Following Business Day Convention.

Fixed Rate Payer

Payment Dates:

One Business Day prior to each Fixed Rate Payer Period End Date

Fixed Rate Payer

Initial Calculation Period

From and including 25 August 2006 up to but excluding the Fixed Rate Payer Period End Date scheduled to occur on 25 September 2006.

Fixed Rate:

5.307%

Fixed Rate

Day Count Fraction:

Actual/360

Business Days:

New York and London

Calculation Agent:

CSIN

Account Details:

Payments to CSIN:

As advised separately in writing

Payments to Counterparty:

Name:

ABA#:

Account:

REF.:

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorised and regulated by the Financial Services Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

Registered Office as above

Registered with unlimited liability in England under No. 2500199

Authorised and Regulated by the Financial Services Authority

VAT No: GB 447 0737 41

ADDITIONAL TERMS

Calculation Period up to but excluding the Period End Date, subject to adjustment, scheduled to occur on:	Notional Amount
25-September-2006	USD 962,246,838.28
25-October-2006	USD 943,586,817.30
25-November-2006	USD 922,273,929.68
25-December-2006	USD 898,385,789.84
25-January-2007	USD 872,022,639.61
25-February-2007	USD 843,308,035.81
25-March-2007	USD 812,407,335.94
25-April-2007	USD 780,134,917.30
25-May-2007	USD 746,719,152.47
25-June-2007	USD 714,128,682.45
25-July-2007	USD 682,553,316.86
25-August-2007	USD 651,937,948.96
25-September-2007	USD 622,727,690.68
25-October-2007	USD 594,852,042.18
25-November-2007	USD 568,253,703.00
25-December-2007	USD 542,872,828.98
25-January-2008	USD 518,657,350.06
25-February-2008	USD 495,410,682.83
25-March-2008	USD 472,549,522.91
25-April-2008	USD 429,409,001.19
25-May-2008	USD 390,643,196.60
25-June-2008	USD 356,409,369.56
25-July-2008	USD 320,970,694.16
25-August-2008	USD 290,188,655.58
25-September-2008	USD 272,114,620.99
25-October-2008	USD 255,802,545.15
25-November-2008	USD 240,751,553.25
25-December-2008	USD 229,035,912.10
25-January-2009	USD 217,931,936.27
25-February-2009	USD 207,405,908.84
25-March-2009	USD 197,156,294.92
25-April-2009	USD 186,163,154.98
25-May-2009	USD 134,624,014.02
25-June-2009	USD 127,498,148.85
25-July-2009	USD 122,014,404.56
25-August-2009	USD 106,455,557.51
25-September-2009	USD 102,096,586.30
25-October-2009	USD 97,933,297.31
25-November-2009	USD 93,953,347.31
25-December-2009	USD 90,148,035.17
25-January-2010	USD 86,508,963.05
25-February-2010	USD 83,019,342.08
25-March-2010	USD 79,620,312.55
25-April-2010	USD 76,137,786.01
25-May-2010	USD 61,016,797.72

CREDIT SUISSE INTERNATIONAL

One Cabot Square,

    Telephone 020 7888 8888

London E14 4QJ

 www.credit-suisse.com

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse International

By:  /s/ Louis J. Impeltizeri

Name: Louis J. Impeltizeri

Title:  Authorized Signatory

Confirmed as of the date first written above:

Saxon Mortgage, Inc.

By:__/s/ Tim Hoffman_____________________________

Name: Tim Hoffman

Title: SVP

Our Reference No: External ID: 53125242N / Risk ID: 447465265